UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2009

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Helix Energy Solutions Group, Inc. (“Helix” or the “Company”) is filing this Current Report on Form 8-K to reflect certain required accounting adjustments following the implementation of new accounting standards effective January 1, 2009 as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on March 2, 2009.  Except for the effect of the Company’s sale of its reservoir and well technology services business, Helix Energy Limited and its subsidiary, Helix RDS Limited, which occurred in late April 2009 and the Company’s reduction of its investment in Cal Dive International Inc., which occurred in June 2009, this Current Report on Form 8-K and the Exhibits hereto do not reflect any events occurring after March 2, 2009, or update or modify the disclosures in the 2008 Form 10-K.   This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including the Company’s filing of the Quarterly Report on Form 10-Q for the three month period ended March 31, 2009 that was filed on May 11, 2009 (“First-Quarter 2009 Form 10-Q”).

As previously disclosed in the Company’s 2008 Form 10-K, in May 2008, the FASB issued FASB Staff Position (“FSP”) APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion” (Including Partial Cash Settlement) (“FSP APB 14-1”). The FSP requires the proceeds from the issuance of convertible debt instruments be allocated between a liability component (issued at a discount) and an equity component. The resulting debt discount would be amortized as additional non-cash interest expense over the period the convertible debt is expected to be outstanding. The Company adopted FSP APB 14-1 on January 1, 2009 and early adoption was not permitted. FSP APB 14-1 requires retrospective application to all periods reported (with the cumulative effect of the change reported in retained earnings as of the beginning of the first period presented).   The adoption of FSP APB 14-1 affects the accounting treatment for our Convertible Senior Notes issued in 2005 and due in 2025. The retrospective application of FSP APB 14-1 affected the years 2005 through 2008.

Also as previously disclosed in the Company’s 2008 Form 10-K, in June 2008, the FASB issued FSP Emerging Issues Task Force 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”).  This FSP requires unvested share-based payment awards containing non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be included in the computation of basic earnings per share (“EPS”) according to the two-class method.  The Company adopted  FSP EITF 03-6-1 on  January 1, 2009 and early adoption was not permitted.  FSP EITF 03-06-1 requires all prior-period EPS data presented to be adjusted retrospectively (including interim financial statements, summaries of earnings, and selected financial data) to conform to the provisions of FSP EITF 03-06-1.

On January 1, 2009, the Company adopted Statement No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB 51” (“SFAS No. 160”), which was issued by the FASB in December 2007. SFAS No. 160 improves the relevance, comparability, and transparency of financial information provided to investors by requiring all entities to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements. SFAS No. 160 was required to be adopted prospectively, except the following provisions must be adopted retrospectively:

1.	Reclassifying noncontrolling interest from “mezzanine” to equity, separate from the parent’s shareholders’ equity, in the statement of financial position; and

2.
Recast consolidated net income to include net income attributable to both controlling and noncontrolling interests.  That is, retrospectively, the noncontrolling interests’ share of a consolidated subsidiary’s income should not be presented in the income statement as “minority interest.”

Finally, as disclosed in the Company’s First-Quarter 2009 Form 10-Q, in April 2009, the Company sold its reservoir and well technology services business, Helix Energy Limited and its subsidiary, Helix RDS Limited, for $25 million.   As a result of this sale, the accompanying financial statements in this Current Report on Form 8-K  have been revised to reflect the operating results and financial position of Helix Energy Limited as discontinued operations for all periods presented.  Helix Energy Limited was previously a component of the Company’s Contracting Services segment.  Also as previously disclosed in the Company’s Current Report on Form 8-K dated June 10, 2009, the Company completed  an underwritten secondary public offering of 20 million shares of Cal Dive International, Inc.  (“Cal Dive”) common stock held by the Company.  The underwriters also have a thirty-day option to sell up to an additional 3 million shares of Cal Dive common stock held by the Company to cover over-allotments, if any.  The Company also sold Cal Dive $14 million of additional shares of Cal Dive common stock at $8.50 per share, the sales price the common stock was sold pursuant to the terms of the secondary offering.  The Company will use the net proceeds from these transactions for general corporate purposes.   The Company currently owns 26,294,964 shares of Cal Dive common stock representing approximately 28% of Cal Dive’s issued and outstanding shares of common stock.  For additional information regarding these common stock sales transactions see Exhibit 99.2 “Subsequent Events” and Exhibit 99.3 - Note 25.

The Company has adjusted in Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K the following information contained in its 2008 Form 10-K to reflect (1) the Company’s retrospective application of FSP APB 14-1, (2) the Company’s retrospective application of FSP EITF 03-06-1, (3) the Company’s retrospective application of SFAS No. 160, and (4) the Company’s presentation of  the financial results and position of Helix Energy Limited as discontinued operations:

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.
Number                      Description
----------                      --------------
23.1	Consent of Ernst & Young LLP

23.2	Consent of Huddleston & Co., Inc.

99.1
Item 6.  Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1,  FSP EITF 03-06-1, SFAS No. 160 and presentation of results and financial position of Helix Energy Limited as discontinued operations).

99.2
Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1,  FSP EITF 03-06-1, SFAS No. 160 and presentation of the results and financial position of Helix Energy  Limited as discontinued operations).

99.3
Item 8.  Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1, SFAS No. 160 and FSP EITF 03-06-1 and presentation of the results and financial position of Helix Energy Limited as discontinued operations).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:        June 16, 2009

HELIX ENERGY SOLUTIONS GROUP, INC.

By:                 /s/ Anthony Tripodo
                            Anthony Tripodo
                  Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Index to Exhibits

Exhibit No.                                           Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Huddleston & Co., Inc.

99.1
Item 6.  Selected Financial Data (adjusted to reflect the retrospective application of FSP APB 14-1,FSP EITF 3-06-1 and SFAS No. 160, and  to present the  results and financial position of Helix RDS Limited as discontinued operations).

99.2
Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FSP APB 14-1, FSP EITF 03-06-1,  SFAS No. 160 and  to present the results and financial position of Helix RDS Limited as discontinued operations).

99.3
Item 8.  Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FSP APB 14-1, FSP EITF 03-06-1, and SFAS No. 160, and  to present the results and financial position of Helix RDS Limited as discontinued operations).